                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      September 9, 1997
                                                      -----------------

                                FIRST USA BANK
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            (Exact name of registrant as specified in its charter)

            (Originator of The FIRST USA CREDIT CARD MASTER TRUST)



         Delaware                    333-24277                 76-0039224
 ----------------------------  ------------------------  ----------------------
 (State or other jurisdiction  (Commission File Number)      (IRS Employer
    of incorporation or                                  Identification Number)
       organization)


201 North Walnut Street, Wilmington, Delaware                    19801
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(Address of principal executive offices)                       (Zip Code)


                   302/594-4117
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Registrant's telephone number, including area code


                                      N/A
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       (Former name, former address and former fiscal year, if changed since last report)

Item 5.  Other Events

     On September 9, 1997, First USA Bank (the "Bank"), a wholly owned subsidiary of First USA Financial, Inc., which is a wholly owned subsidiary of Banc One Corporation, completed the securitization of approximately $2,168,670,000 of credit card receivables. The securitization consists of First USA Credit Card Master Trust Series 1997-6 and 1997-7.

     Series 1997-6 consists of $1,300,000,000 Class A 6.42% Asset Backed Certificates, and $117,470,000 Class B 6.58% Asset Backed Certificates, each of which has an average life of approximately five years. Series 1997-6 also consists of $148,790,000 CIA Certificates, which will be subordinated to the Class A and Class B certificates and will provide credit enhancement for the benefit of certificateholders.

     Series 1997-7 consists of $500,000,000 Class A Floating Rate Asset Backed Certificates, and $45,180,000 Class B Floating Rate Asset Backed Certificates, each of which has an average life of approximately seven years. Series 1997-7 also consists of $57,230,000 CIA Certificates, which will be subordinated to the Class A and Class B certificates and will provide credit enhancement for the benefit of certificateholders.

     First USA Bank services the receivables that are included in the securitization and will continue to service the account associated with such receivables following the securitization.

Item 7.   Financial Statement, Pro Forma Financial Information and Exhibits

          (a)  Not applicable


          (b)  Not applicable

          (c)  Exhibits

     1.1 Underwriting Agreement of First USA Credit Card Master Trust, Series 1997-6 dated as of August 12, 1997, between First USA Bank and J.P. Morgan Securities Inc., as Representative of the Underwriters set forth herein.

     1.2 Underwriting Agreement of First USA Credit Card Master Trust, Series 1997-7, dated as of August 18, 1997, between First USA Bank and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Underwriter.

    99.1 Series 1997-6 Supplement, dated as of September 9, 1997, to the Pooling and Servicing Agreement, dated as of September 1, 1992, between First USA Bank, as Transferor and Servicer, and The Bank of New York (Delaware), as Trustee.

    99.2 Series 1997-7 Supplement, dated as of September 9, 1997, to the Pooling and Servicing Agreement, dated as of September 1, 1992, between First USA Bank, as Transferor and Servicer, and The Bank of New York (Delaware), as Trustee

                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        FIRST USA BANK
                                        As Servicer



                                        By: /s/ Peter W. Atwater
                                            ------------------------------------
                                            Peter W. Atwater
                                            Executive Vice President



Date:  September 24, 1997
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

                                 EXHIBIT INDEX

Exhibit No.                   Description                               Page No.
----------                    -----------                               -------

   1.1 Underwriting Agreement of First USA Credit Card Master Trust, Series 1997-6, dated as of August 12, 1997, between First USA Bank and J.P. Morgan Securities Inc., as Representative of the Underwriters set forth therein.

   1.2 Underwriting Agreement of First USA Credit Card Master Trust, Series 1997-7, dated as of August 18, 1997, between First USA Bank and Merrill Lynch, Pierce,
                Fenner & Smith Incorporated, as Underwriter.

  99.1 Series 1997-6 Supplement, dated as of September 9, 1997, to the Pooling and Servicing Agreement, dated as of September 1, 1992, between First USA Bank, as Transferor and Servicer, and The Bank of New York (Delaware), as Trustee

  99.2 Series 1997-7 Supplement, dated as of September 9, 1997, to the Pooling and Servicing Agreement, dated as of September 1, 1992, between First USA Bank, as Transferor and Srvicer, and The Bank of New York (Delaware), as Trustee